CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Preferred redeemable convertible shares, par value	$ 1	$ 1
Preferred redeemable convertible shares, issued	2,018	2,018
Preferred redeemable convertible shares, outstanding	2,018	2,018
Common shares, no par value
Common shares, issued	50,720	56,263
Common shares, outstanding	50,720	56,263